Prospectus Supplement
John Hancock Variable Insurance Trust
Investment Quality Bond Trust (the fund)
Supplement dated June 24, 2025 to the current Prospectus, as may be supplemented (the Prospectus)
As of June 30, 2026 (the Effective Date), Joseph F. Marvan, CFA, will no longer serve as a portfolio manager of the fund. As of the Effective Date, Robert D. Burn, CFA, Connor Fitzgerald, CFA, and Campe Goodman, CFA, will continue to serve as portfolio managers of the fund and will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio. Accordingly, as of the Effective Date, all references to Mr. Marvan will be removed from the Prospectus.
You should read this supplement in conjunction with the Prospectus and retain it for your future reference.

Statement of Additional Information Supplement
John Hancock Variable Insurance Trust
Investment Quality Bond Trust (the fund)
Supplement dated June 24, 2025 to the current Statement of Additional Information, as may be supplemented (the SAI)
As of June 30, 2026 (the Effective Date), Joseph F. Marvan, CFA, will no longer serve as a portfolio manager of the fund. As of the Effective Date, Robert D. Burn, CFA, Connor Fitzgerald, CFA, and Campe Goodman, CFA, will continue to serve as portfolio managers of the fund and will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio. Accordingly, as of the Effective Date, all references to Mr. Marvan will be removed from the SAI.
You should read this supplement in conjunction with the SAI and retain it for your future reference.